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                                                                 Exhibit 10(bf)


                       SEVENTH AMENDMENT TO SECOND AMENDED
                           AND RESTATED LOAN AGREEMENT
                       -----------------------------------


         This Amendment dated as of June 30, 1996, between Defiance, Inc., a Delaware corporation, ("Company"), and Comerica Bank, a Michigan banking corporation, successor in interest by reason of merger to Manufacturers Bank, N,A. ("Bank"),

         RECITALS:

         A. Company and Bank entered' into a Second Amended and Restated Loan Agreement dated July 29, 1994, which was amended by a First Amendment to Amended and Restated Loan Agreement dated May 31, 1995, a Second Amendment to Amended and Restated Loan Agreement dated as of August 2, 1995, a Third Amendment to Amended and Restated Loan Agreement dated October 25, 1995, a Fourth Amendment to Amended and Restated Loan Agreement dated December 31, 1995, a Fifth Amendment to Amended and Restated Loan Agreement dated June 30, 1996, and a Sixth Amendment to Amended and Restated Loan Agreement dated as of August 19, 1996 ("Agreement").

         B.   Company and Bank desire further to amend the Agreement.

         NOW, THEREFORE, the parties agree as follows:

         1. Section 9.13 of the Agreement is amended to read in its entirety as follows:

              "9.13     Maintain at all times an Interest Ratio of not less
         than the following amounts during the periods specified below:

         June 30, 1996 through September 30, 1996      2.4 to 1.0
         October 1, 1996 through June 29, 1997         3.0 to 1.0
         June 30, 1997 and thereafter                  4.0 to 1.0"

         2. Section 9,15 of the Agreement is amended to read in its entirety as follows:

              "9.15 Maintain at all times a Consolidated Tangible Net Worth of not less than the following amounts during the periods specified below:

         June 30, 1996 through September 30, 1996      $28,000,000
         October 1. 1996 through December 31, 1996     $29,000,000
         January 1, 1997 and thereafter                $30,000,000"

         3. Upon execution hereof by Company and Bank and execution of the Acknowledgment below by each of the Guarantors (as defined in the Agreement), this Amendment shall be effective as of June 30, 1996.




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         4.   Company hereby represents and warrants that, after giving effect to the amendments contained herein, (a) execution, delivery and performance of this Amendment and any other documents and instruments required under this Amendment or the Agreement are within Company's corporate powers, have been duly authorized, are not in contravention of law or the terms of Company's Certificate of Incorporation or Bylaws, and do not require the consent or approval of any governmental body, agency, or authority, and this Amendment and any other documents and instruments required under this Amendment or the Agreement, will be valid and binding in accordance with their terms; (b) the continuing representations and warranties of Company set forth in Sections 8.1 through 8.5 and 8.7 through 8.14 of the Agreement are true and correct on and as of the date hereof with the same force and effect as made on and as of the date hereof; (c) the continuing representations and warranties of Company set forth in Section 8.6 of the Agreement are true and correct as of the date hereof with respect to the most recent financial statements furnished to the Bank by Company in accordance with Section 9.1 of the Agreement; and (d) no event of default, or condition or event which, with the giving of notice or the running of time, or both, would constitute an event of default under the Agreement, has occurred and is continuing as of the date hereof.

         5. Except as expressly modified hereby all of the terms and conditions of the Agreement remain in full force and effect.

         WITNESS the due execution hereof on the day and year first written above.

    COMERICA BANK                      DEFIANCE, INC.




    By:  /s/ Timothy Griffin           By:   /s/ Michael F. Meier
        ------------------------           ----------------------

    Its: Vice President                Its:  Treasurer
        ------------------------           -----------------------
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                                Acknowledgement
                                ---------------


         The undersigned guarantors acknowledge and consent to the foregoing Amendment and waiver and ratify and confirm their respective obligations under the Guaranty Agreements dated February 5, 1993, which Guaranty Agreements remain in full force and effect.


  DEFIANCE TESTING & ENGINEERING     DEFIANCE PRECISION PRODUCTS,
  SERVICES, INC., F/K/A SMTC         INC.
  CORPORATION

  By:    /s/ Michael F. Meier        By:    /s/ Michael F. Meier
       ------------------------            --------------------------

  Its:    Treasurer                  Its:   Treasurer
       ------------------------            --------------------------


  DRAFTLINE ENGINEERING COMPANY      HY-FORM PRODUCTS, INC.

  By:   /s/ Michael F. Meier         By:    /s/ Michael F. Meier
       ------------------------            --------------------------

  Its:   Treasurer                   Its:    Treasurer
       ------------------------            --------------------------


  BINDERLINE DEVELOPMENT, INC.

  By:     /s/ Michael F. Meier
       ------------------------

  Its:   Treasurer
       ------------------------